Exhibit 10.5

EXECUTION VERSION

NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, (I) THE LIENS AND SECURITY INTERESTS GRANTED TO THE AGENT PURSUANT TO THIS AGREEMENT ARE EXPRESSLY SUBJECT AND SUBORDINATE TO THE LIENS AND SECURITY INTERESTS GRANTED IN FAVOR OF THE FIRST LIEN CLAIMHOLDERS (AS DEFINED IN THE INTERCREDITOR AGREEMENT REFERRED TO BELOW) AND (II) THE EXERCISE OF ANY RIGHT OR REMEDY BY THE AGENT OR ANY OTHER SECURED PARTY HEREUNDER IS SUBJECT TO THE LIMITATIONS AND PROVISIONS CONTAINED IN THE INTERCREDITOR AGREEMENT DATED AS OF APRIL 15, 2016 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”), AMONG WELLS FARGO BANK, NATIONAL ASSOCIATION, AS REVOLVING CREDIT AGREEMENT AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TERM LOAN AGENT, AND WILMINGTON SAVINGS FUND SOCIETY, FSB, AS SECOND LIEN AGENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THE TERMS OF THIS AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN.

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”), dated as of April 15, 2016, among the Persons listed on the signature pages hereof as “Grantors” and those additional entities that hereafter become parties hereto by executing the form of Joinder attached hereto as Annex 1 (each, a “Grantor” and collectively, the “Grantors”), and Wilmington Savings Fund Society, FSB (“Wilmington”), in its capacity as collateral agent for each member of the Noteholder Group (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, Nuverra Environmental Solutions, Inc., a Delaware corporation (“Issuer”), and Wilmington, as trustee (the “Trustee”) are parties to that certain Indenture dated as of April 15, 2016 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”) relating to its 12.500% / 10.000% Senior Secured Second Lien Notes due 2021 (the “Notes”);

WHEREAS, Agent has agreed to act as collateral agent for the benefit of the Noteholder Group in connection with the transactions contemplated by the Indenture and this Agreement;

WHEREAS, in order to induce the holders of Notes to acquire the Notes and the Trustee to execute the Indenture, each Grantor has agreed to grant to Agent, for the benefit of the Noteholder Group, a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations;

WHEREAS, each Grantor (other than Issuer) is a Subsidiary of Issuer and, as such, will benefit by virtue of the financial accommodations extended to Issuer by the Noteholder Group.

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions; Construction.

(a) All initially capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Indenture. Any terms (whether capitalized or lower case) used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Indenture; provided that to the extent that the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(i) “Account” means an account (as that term is defined in Article 9 of the Code).

(ii) “Account Debtor” means an account debtor (as that term is defined in the Code).

(iii) “Activation Instruction” has the meaning specified therefor in Section 7(k).

(iv) “Agent” has the meaning specified therefor in the preamble to this Agreement.

(v) “Agent’s Lien” means the Liens granted by Issuer or its Subsidiaries to Agent under the Security Documents and securing the Secured Obligations.

(vi) “Agreement” has the meaning specified therefor in the preamble to this Agreement.

(vii) “Bankruptcy Law” has the meaning specified therefor in the Indenture.

(viii) “Books” means books and records (including each Grantor’s Records indicating, summarizing, or evidencing such Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to such Grantor’s business operations or financial condition, and each Grantor’s goods or General Intangibles related to such information).

(ix) “Cash Equivalents” has the meaning specified therefor in the Indenture.

(x) “Certificated Equipment” means any Equipment the ownership of which is evidenced by, or under applicable law, is required to be evidenced by, a certificate of title.

(xi) “Chattel Paper” means chattel paper (as that term is defined in the Code), and includes tangible chattel paper and electronic chattel paper.

(xii) “Code” means the New York Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

(xiii) “Collateral” has the meaning specified therefor in Section 3.

(xiv) “Commercial Tort Claims” means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on Schedule 1.

(xv) “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

(xvi) “Control Agreement” means a control agreement executed and delivered by Issuer or one of its Subsidiaries, Agent (or its bailee acting on its behalf in accordance with Section 5.4 of the Intercreditor Agreement), and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account).

(xvii) “Controlled Account” has the meaning specified therefor in Section 7(k).

(xviii) “Controlled Account Agreements” means those certain cash management agreements, each of which is executed and delivered by a Grantor, Agent (or its bailee acting on its behalf in accordance with Section 5.4 of the Intercreditor Agreement), and one of the Controlled Account Banks.

(xix) “Controlled Account Bank” has the meaning specified therefor in Section 7(k).

(xx) “Copyrights” means any and all rights in any works of authorship, including (A) copyrights and moral rights, (B) copyright registrations and recordings thereof and all applications in connection therewith including those listed on Schedule 2, (C) income, license fees, royalties, damages, and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (D) the right to sue for past, present, and future infringements thereof, and (E) all of each Grantor’s rights corresponding thereto throughout the world.

(xxi) “Copyright Security Agreement” means each Copyright Security Agreement executed and delivered by Grantors, or any of them, and Agent, in substantially the form of Exhibit A.

(xxii) “Custodial Agreement” means (i) that certain Custodial Agreement dated as of February 3, 2014, among the Issuer, the Revolving Credit Agreement Agent (as defined in the Intercreditor Agreement), and Corporation Service Company, a Delaware corporation, as custodian thereunder, and each custodial agreement now or hereafter executed in form and substance reasonably satisfactory to the Agent and (ii) any replacement custodial agreement entered into by the Issuer substantially in the form of Exhibit E.

(xxiii) “Deposit Account” means a deposit account (as that term is defined in the Code).

(xxiv) “Designated Noteholders” has the meaning specified therefor in the Indenture.

(xxv) “Directing Party” means (a) if the Designated Noteholders, together with their Affiliates, beneficially own at least $70,000,000 in aggregate principal amount of Notes, the Designated Noteholders, and (b) otherwise, the Issuer acting in good faith.

(xxvi) “Equipment” means equipment (as that term is defined in the Code).

(xxvii) “Equity Interests” has the meaning specified therefor in the Indenture.

(xxviii) “Event of Default” has the meaning specified therefor in the Indenture.

(xxix) “Excluded Property” has the meaning specified therefor in Section 3.

(xxx) “Farm Products” means farm products (as that term is defined in the Code).

(xxxi) “Fixtures” means fixtures (as that term is defined in the Code).

(xxxii) “General Intangibles” means general intangibles (as that term is defined in the Code), and includes payment intangibles, software, contract rights, rights to payment, rights under Hedging Obligations (including the right to receive payment on account of the termination (voluntarily or involuntarily) of such Hedging Obligations), rights arising under common law, statutes, or regulations, choses or things in action, goodwill, Intellectual Property, Intellectual Property Licenses, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property

Licenses, infringement claims, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Code, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.

(xxxiii) “Governmental Authority” means the government of any nation or any political subdivision thereof, whether at the national, state, territorial, provincial, municipal or any other level, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or pertaining to, government (including any supra-national bodies such as the European Union or the European Central Bank).

(xxxiv) “Grantor” and “Grantors” have the respective meanings specified therefor in the preamble to this Agreement.

(xxxv) “Indenture” has the meaning specified therefor in the recitals to this Agreement.

(xxxvi) “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Law or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

(xxxvii) “Intellectual Property” means any and all Patents, Copyrights, Trademarks, trade secrets, know-how, inventions (whether or not patentable), algorithms, software programs (including source code and object code), processes, product designs, industrial designs, blueprints, drawings, data, customer lists, URLs and domain names, specifications, documentations, reports, catalogs, literature, and any other forms of technology or proprietary information of any kind, including all rights therein and all applications for registration or registrations thereof.

(xxxviii) “Intellectual Property Licenses” means, with respect to any Person (the “Specified Party”), (A) any licenses or other similar rights provided to the Specified Party in or with respect to Intellectual Property owned or controlled by any other Person, and (B) any licenses or other similar rights provided to any other Person in or with respect to Intellectual Property owned or controlled by the Specified Party, in each case, including (x) any software license agreements (other than license agreements for commercially available off-the-shelf software that is generally available to the public which have been licensed to a Grantor pursuant to end-user licenses), (y) the license agreements listed on Schedule 3, and (z) the right to use any of the licenses or other similar rights described in this definition in connection with the enforcement of the Noteholder Group’s rights under the Indenture, the Notes and the Security Documents.

(xxxix) “Intercreditor Agreement” means the Intercreditor Agreement, dated as of the Issue Date, by and among Wells Fargo Bank, National Association, as Revolving Credit Agreement Agent, Wells Fargo Bank, National Association, as Term Loan Agent, and Wilmington Savings Fund Society, FSB, as Second Lien Agent, and acknowledged by the Issuer and its Subsidiaries party thereto from time to time, as the same may be amended, restated, supplemented or otherwise modified from time to time.

(xl) “Inventory” means inventory (as that term is defined in the Code).

(xli) “Investment Property” means (A) any and all investment property (as that term is defined in the Code), and (B) any and all of the following (regardless of whether classified as investment property under the Code): all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

(xlii) “Issuer” has the meaning specified therefor in the recitals to this Agreement.

(xliii) “Joinder” means each Joinder to this Agreement executed and delivered by Agent and each of the other parties listed on the signature pages thereto, in substantially the form of Annex 1.

(xliv) “Material Adverse Effect” means (a) a material adverse effect in the business, operations, results of operations, assets, liabilities or financial condition of Issuer and its Subsidiaries, taken as a whole, (b) a material impairment of Issuer’s and its Subsidiaries ability to perform their obligations under the Indenture, Notes and Security Documents to which they are parties or of the Agent’s or Noteholder Group’s ability to enforce the Indebtedness under the Notes or realize upon the Collateral (other than as a result of as a result of an action taken or not taken that is solely in the control of Agent), or (c) a material impairment of the enforceability or priority of Agent’s Liens with respect to all or a material portion of the Collateral.

(xlv) “Mortgages” means, individually and collectively, one or more mortgages, deeds of trust, or deeds to secure debt, executed and delivered by Issuer or its Subsidiaries in favor of Agent or its bailee, in form and substance reasonably satisfactory to Agent, that encumbers real property collateral.

(xlvi) “Negotiable Collateral” means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts and documents (as each such term is defined in the Code).

(xlvii) “Noteholder Group” means the Agent, the Trustee and each holder of Notes.

(xlviii) “Notes” has the meaning specified therefor in the recitals to this Agreement.

(xlix) “Patents” means patents and patent applications, including (A) the patents and patent applications listed on Schedule 4, (B) all continuations, divisionals,

continuations-in-part, re-examinations, reissues, and renewals thereof and improvements thereon, (C) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (D) the right to sue for past, present, and future infringements thereof, and (E) all of each Grantor’s rights corresponding thereto throughout the world.

(l) “Patent Security Agreement” means each Patent Security Agreement executed and delivered by Grantors, or any of them, and Agent, in substantially the form of Exhibit B.

(li) “Permitted Investments” has the meaning specified therefor in the Indenture.

(lii) “Permitted Liens” has the meaning specified therefor in the Indenture.

(liii) “Person” has the meaning specified therefor in the Indenture.

(liv) “Pledged Companies” means each Person listed on Schedule 5 as a “Pledged Company”, together with each other Person that becomes a Subsidiary of a Grantor unless all of such Person’s Equity Interests constitute Excluded Property.

(lv) “Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Equity Interests now owned or hereafter acquired by such Grantor, regardless of class or designation, including in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Equity Interests, the right to receive any certificates representing any of the Equity Interests, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing, provided, that Equity Interests that constitute Excluded Property shall not be Pledged Interests.

(lvi) “Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Exhibit C.

(lvii) “Pledged Notes” has the meaning specified therefor in Section 6(i).

(lviii) “Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies.

(lix) “Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.

(lx) “Proceeds” has the meaning specified therefor in Section 3.

(lxi) “PTO” means the United States Patent and Trademark Office.

(lxii) “Real Property” means any estates or interests in real property now owned or hereafter acquired by any Grantor or any Subsidiary of any Grantor and the improvements thereto.

(lxiii) “Record” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(lxiv) “Rescission” has the meaning specified therefor in Section 7(k).

(lxv) “Secured Obligations” means all of the present and future obligations of each of the Grantors arising from, or owing under or pursuant to, this Agreement, the Indenture, the Notes or any of the other Security Documents (including reasonable attorneys fees and expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding).

(lxvi) “Securities Account” means a securities account (as that term is defined in the Code).

(lxvii) “Security Document” has the meaning specified therefor in the Indenture.

(lxviii) “Security Interest” has the meaning specified therefor in Section 3.

(lxix) “Supporting Obligations” means supporting obligations (as such term is defined in the Code), and includes letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments or Investment Property.

(lxx) “Trademarks” means any and all trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including (A) the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 6, (B) all renewals thereof, (C) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (D) the right to sue for past, present and future infringements and dilutions thereof, (E) the goodwill of each Grantor’s business symbolized by the foregoing or connected therewith, and (F) all of each Grantor’s rights corresponding thereto throughout the world.

(lxxi) “Trademark Security Agreement” means each Trademark Security Agreement executed and delivered by Grantors, or any of them, and Agent, in substantially the form of Exhibit D.

(lxxii) “Triggering Event” means, as of any date of determination, that (A) an Event of Default has occurred as of such date or (B) Excess Availability (under and as defined in the Revolving Credit Agreement referred to in the Intercreditor Agreement) is less than the greater of (i) $15,625,000 and (ii) 12.5% of the Maximum Revolver Amount (under and as defined in the Revolving Credit Agreement) as of such date.

(lxxiii) “Trustee” has the meaning specified therefor in the preamble to this Agreement.

(lxxiv) “URL” means “uniform resource locator,” an internet web address.

(lxxv) “VIN” has the meaning specified therefor in Section 5(h).

(b) Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein or in the Indenture). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties. Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean (i) the payment or repayment in full in immediately available funds of (A) the principal amount of, and interest accrued with respect to, all outstanding Indebtedness under the Notes, together with the payment of any premium applicable to the repayment of Indebtedness under the Notes, (B) all fees and expenses of each member of the Noteholder Group that have accrued regardless of whether demand has been made therefor, (C) all fees or charges that have accrued hereunder or under the Indenture or any Security Document and are unpaid, (ii) the receipt by Agent of cash collateral in order to secure any other contingent Secured Obligations for which a claim or demand for payment has been made at such time or in respect of matters or circumstances known to Agent, the Trustee or a holder of Notes at the time that are reasonably expected to result in any loss, cost, damage or expense (including attorneys fees and legal expenses), such cash collateral to be in such amount as the Agent (acting upon the instruction of the Directing Party) reasonably determines is appropriate to secure such contingent Secured Obligations and (iii) the payment or repayment in full in immediately available funds of all other Secured Obligations other than unasserted contingent indemnification obligations. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

(c) All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

2. [Reserved].

3. Grant of Security. Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit of each member of the Noteholder Group, to secure the Secured Obligations, a continuing security interest (hereinafter referred to as the “Security Interest”) in all of such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):

(a) all of such Grantor’s Accounts;

(b) all of such Grantor’s Books;

(c) all of such Grantor’s Chattel Paper;

(d) all of such Grantor’s Commercial Tort Claims;

(e) all of such Grantor’s Deposit Accounts;

(f) all of such Grantor’s Equipment;

(g) all of such Grantor’s Farm Products;

(h) all of such Grantor’s Fixtures;

(i) all of such Grantor’s General Intangibles;

(j) all of such Grantor’s Inventory;

(k) all of such Grantor’s Investment Property;

(l) all of such Grantor’s Intellectual Property and Intellectual Property Licenses;

(m) all of such Grantor’s Negotiable Collateral (including all of such Grantor’s Pledged Notes);

(n) all of such Grantor’s Pledged Interests (including all of such Grantor’s Pledged Operating Agreements and Pledged Partnership Agreements);

(o) all of such Grantor’s Securities Accounts;

(p) all of such Grantor’s Supporting Obligations;

(q) all of such Grantor’s money, Cash Equivalents, or other assets of such Grantor that now or hereafter come into the possession, custody, or control of Agent (or its agent or designee) or any other member of the Noteholder Group; and

(r) all of the proceeds (as such term is defined in the Code) and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, Fixtures, General Intangibles, Inventory, Investment Property, Intellectual Property, Negotiable Collateral, Pledged Interests, Securities Accounts, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or Agent from time to time with respect to any of the Investment Property.

Notwithstanding anything contained in this Agreement to the contrary, the term “Collateral” shall not include the following property (the “Excluded Property”): (i) voting Equity Interests of any controlled foreign corporation (under the Internal Revenue Code) (“CFC”), solely to the extent that (y) such Equity Interests represent more than 65% of the outstanding voting Equity Interests of such CFC, and (z) pledging or hypothecating more than 65% of the total outstanding voting Equity Interests of such CFC would result in adverse tax consequences or the costs to the Grantors of providing such pledge are unreasonably excessive (as determined by the First Lien Agent (as defined in the Intercreditor Agreement) in consultation with Issuer) in relation to the benefits to Agent and the other members of the Noteholder Group of the security afforded thereby (which pledge, if reasonably requested by Agent, shall be governed by the laws of the jurisdiction of such Subsidiary); or (ii) any rights or interest in any contract, lease, permit, license, or license agreement covering real or personal property of any Grantor if under the terms of such contract, lease, permit, license, or license agreement, or applicable law with respect thereto, the grant of a security interest or lien therein is prohibited as a matter of law or under the terms of such contract, lease, permit, license, or license agreement and such prohibition or restriction has not been waived or the consent of the other party to such contract, lease, permit, license, or license agreement has not been obtained (provided, that, (A) the foregoing exclusions of this clause (ii) shall in no way be construed (1) to apply to the extent that any described prohibition or restriction is ineffective under Section 9-406, 9-407, 9-408, or 9-409 of the Code or other applicable law, or (2) to apply to the extent that any consent or waiver has been obtained that would permit Agent’s security interest or lien to attach notwithstanding the prohibition or restriction on the pledge of such contract, lease, permit, license, or license agreement and (B) the foregoing exclusions of clauses (i) and (ii) shall in no way be construed to limit, impair, or otherwise affect any of Agent’s or any other member of the Noteholder Group’s continuing security interests in and liens upon any rights or interests of any Grantor in or to (1) monies due or to become due under or in connection with any described contract, lease, permit, license, license agreement, or Equity Interests (including any Accounts or Equity Interests), or (2) any proceeds from the sale, license, lease, or other dispositions of any such contract, lease, permit, license, license agreement, or Equity Interests); or (iii) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law, provided that upon submission and acceptance by the PTO of an amendment to allege use pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent-to-use trademark application shall be considered Collateral.

4. Security for Secured Obligations. The Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Noteholder Group or any of them, but for the fact that they are unenforceable or not allowable (in whole or in part) as a claim in an Insolvency Proceeding involving any Grantor due to the existence of such Insolvency Proceeding.

5. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Agent or any other member of the Noteholder Group of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) none of the members of the Noteholder Group shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any of the members of the Noteholder Group be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Indenture, the Notes or any other Security Document, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Indenture, the Notes and the Security Documents. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, dividend, and distribution rights, shall remain in the applicable Grantor until (i) the occurrence and continuance of an Event of Default and (ii) Agent has notified the applicable Grantor of Agent’s election to exercise such rights with respect to the Pledged Interests pursuant to Section 16.

6. Representations and Warranties. In order to induce Agent to enter into this Agreement for the benefit of the Noteholder Group, each Grantor makes the following representations and warranties to the Agent and the other members of the Noteholder Group which shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the Issue Date, and such representations and warranties shall survive the execution and delivery of this Agreement:

(a) The name (within the meaning of Section 9-503 of the Code) and jurisdiction of organization of each Grantor and each of its Subsidiaries is set forth on Schedule 7 (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under the Indenture, the Notes and the Security Documents).

(b) The chief executive office of each Grantor and each of its Subsidiaries is located at the address indicated on Schedule 7 (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under the Indenture, the Notes and the Security Documents).

(c) Each Grantor’s and each of its Subsidiaries’ tax identification numbers and organizational identification numbers, if any, are identified on Schedule 7 (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under the Indenture, the Notes and the Security Documents).

(d) As of the Issue Date, no Grantor and no Subsidiary of a Grantor holds any commercial tort claims that exceed $250,000 in amount, except as set forth on Schedule 1.

(e) Set forth on Schedule 9 (as such Schedule may be updated from time to time subject to Section 7(k)(iii) with respect to Controlled Accounts and provided that Grantors comply with Section 7(c) hereof) is a listing of all of Grantors’ and their Subsidiaries’ Deposit Accounts and Securities Accounts, including, with respect to each bank or securities intermediary (a) the name and address of such Person, and (b) the account numbers of the Deposit Accounts or Securities Accounts maintained with such Person.

(f) Schedule 8 sets forth all Real Property owned in fee by any of the Grantors as of the Issue Date.

(g) As of the Issue Date: (i) Schedule 2 provides a complete and correct list of all registered Copyrights owned by any Grantor, all applications for registration of Copyrights owned by any Grantor, and all other Copyrights owned by any Grantor and material to the conduct of the business of any Grantor; (ii) Schedule 3 provides a complete and correct list of all Intellectual Property Licenses entered into by any Grantor pursuant to which (A) any Grantor has provided any license or other rights in Intellectual Property owned or controlled by such Grantor to any other Person (other than non-exclusive software licenses granted in the ordinary course of business) or (B) any Person has granted to any Grantor any license or other rights in Intellectual Property owned or controlled by such Person, in each case, that is material to the business of such Grantor, including any Intellectual Property that is incorporated in any Inventory, software, or other product marketed, sold, licensed, or distributed by such Grantor; (iii) Schedule 4 provides a complete and correct list of all Patents owned by any Grantor and all applications for Patents owned by any Grantor; and (iv) Schedule 6 provides a complete and correct list of all registered Trademarks owned by any Grantor, all applications for registration of Trademarks owned by any Grantor, and all other Trademarks owned by any Grantor and material to the conduct of the business of any Grantor.

(h) (i) (A) each Grantor owns exclusively or holds licenses in all Intellectual Property that is necessary in or material to the conduct of its business, and (B) all employees and contractors of each Grantor who were involved in the creation or development of any Intellectual Property for such Grantor that is necessary in or material to the business of such Grantor have signed agreements containing assignment of Intellectual Property rights to such Grantor and obligations of confidentiality;

(i) to each Grantor’s knowledge, no Person has infringed or misappropriated or is currently infringing or misappropriating any Intellectual Property rights owned by such Grantor, in each case, that either individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect;

(ii) (A) to each Grantor’s knowledge, (1) such Grantor has never infringed or misappropriated and is not currently infringing or misappropriating any Intellectual Property rights of any Person, and (2) no product manufactured, used, distributed, licensed, or sold by or service provided by such Grantor has ever infringed or misappropriated or is currently infringing or misappropriating any Intellectual Property rights of any Person, in each case, except where such infringement either individually or in the aggregate could not reasonably be expected to result in a Material Adverse Effect, and (B) there are no infringement or misappropriation claims or proceedings pending, or to any Grantor’s knowledge, threatened in writing against any Grantor, and no Grantor has received any written notice or other communication of any actual or alleged infringement or misappropriation of any Intellectual Property rights of any Person, in each case, except where such infringement either individually or in the aggregate could not reasonably be expected to result in a Material Adverse Effect;

(iii) to each Grantor’s knowledge, all registered Copyrights, registered Trademarks, and issued Patents that are owned by such Grantor and necessary in or material to the conduct of its business are valid, subsisting and enforceable and in compliance with all legal requirements, filings, and payments and other actions that are required to maintain such Intellectual Property in full force and effect, and

(iv) each Grantor has taken reasonable steps to maintain the confidentiality of and otherwise protect and enforce its rights in all trade secrets owned by such Grantor that are necessary in or material to the conduct of the business of such Grantor.

(i) This Agreement creates a valid security interest in the Collateral of each Grantor, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and Agent, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 11. Upon the making of such filings, Agent shall have a perfected security interest in the Collateral of each Grantor to the extent such security interest can be perfected by the filing of a financing statement. Upon filing of any Copyright Security Agreement with the United States Copyright Office, filing of any Patent Security Agreement and any Trademark Security Agreement with the PTO, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 11, all action necessary or desirable to protect and perfect the Security Interest in and on each Grantor’s Patents, Trademarks, or Copyrights has been taken and such perfected Security Interest is enforceable as such as against any and all creditors of and purchasers from any Grantor. All action by any Grantor necessary to protect and perfect such security interest on each item of Collateral has been duly taken.

(j) (i) Except for the Security Interest created hereby, each Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Interests indicated on Schedule 5 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Issue Date; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Equity Interests of the Pledged Companies of such Grantor identified on Schedule 5 as supplemented or modified by any Pledged Interests Addendum or any Joinder to this Agreement; (iii) such Grantor has the right and requisite authority to pledge, the Investment Property pledged by such Grantor to Agent as provided herein; (iv) all actions necessary or desirable to perfect and establish the priority required by the Intercreditor Agreement of, or otherwise protect, Agent’s Liens in the Investment Property, and the proceeds thereof, have been duly taken, upon (A) the execution and delivery of this Agreement; (B) the taking of possession by Agent (or its agent or designee) of any certificates representing the Pledged Interests, together with undated powers (or other documents of transfer acceptable to Agent) endorsed in blank by the applicable Grantor; (C) the filing of financing statements in the applicable jurisdiction set forth on Schedule 11 for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (D) with respect to any Securities Accounts, the delivery of Control Agreements with respect thereto; and (v) each Grantor has delivered to and deposited with Agent all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers (or other documents of transfer acceptable to Agent) endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure, or similar laws of any jurisdiction to which such issuance or transfer may be subject.

(k) No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement with respect to the Investment Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Property by laws affecting the offering and sale of securities generally and except for consents, approvals, authorizations, or other orders or actions that have been obtained or given (as applicable) and that are still in force. No Intellectual Property License of any Grantor that is necessary in or material to the conduct of such Grantor’s business requires any consent of any other Person that has not been obtained in order for such Grantor to grant the security interest granted hereunder in such Grantor’s right, title or interest in or to such Intellectual Property License.

(l) Schedule 12 sets forth all Certificated Equipment owned by Grantors as of the Issue Date, by model, model year, and vehicle identification number (“VIN”).

(m) There is no default, breach, violation, or event of acceleration existing under any promissory note (as defined in the Code) constituting Collateral and pledged hereunder (each a “Pledged Note”) and no event has occurred or circumstance exists which, with the passage of time or the giving of notice, or both, would constitute a default, breach, violation, or event of acceleration under any Pledged Note. No Grantor that is an obligee under a Pledged Note has waived any default, breach, violation, or event of acceleration under such Pledged Note.

(n) As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents and warrants that the Pledged Interests issued pursuant to such agreement (A) are not dealt in or traded on securities exchanges or in securities markets, (B) do not constitute investment company securities, and (C) are not held by such Grantor in a Securities Account. In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

7. Covenants. Each Grantor, jointly and severally, covenants and agrees with Agent that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 23:

(a) Possession of Collateral. In the event that any Collateral, including Proceeds, is evidenced by or consists of Negotiable Collateral, Investment Property, or Chattel Paper having an aggregate value or face amount of $500,000 or more for all such Negotiable Collateral, Investment Property, or Chattel Paper, the Grantors shall promptly (and in any event within five (5) Business Days after acquisition thereof), notify Agent thereof, and if and to the extent that perfection or priority of Agent’s Security Interest is dependent on or enhanced by possession by Agent (or its bailee acting on its behalf in accordance with Section 5.4 of the Intercreditor Agreement), the applicable Grantor, promptly (and in any event within five (5) Business Days) after request by Agent (or a bailee acting on Agent’s behalf in accordance with Section 5.4 of the Intercreditor Agreement), shall execute such other documents and instruments as shall be requested by the Agent (or its bailee acting on its behalf in accordance with Section 5.4 of the Intercreditor Agreement) or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Property, or Chattel Paper to Agent (or its bailee acting on its behalf in accordance with Section 5.4 of the Intercreditor Agreement), together with such undated powers (or other relevant document of transfer acceptable to Agent (acting upon the instruction of the Directing Party) (or Agent’s bailee acting on its behalf in accordance with Section 5.4 of the Intercreditor Agreement)) endorsed in blank as shall be requested by Agent (or its bailee acting on its behalf in accordance with Section 5.4 of the Intercreditor Agreement), and shall do such other acts or things deemed necessary or desirable by Agent (acting upon the instruction of the Directing Party) to protect Agent’s Security Interest therein;

(b) Chattel Paper.

(i) Promptly (and in any event within five (5) Business Days) after request by Agent, each Grantor shall take all steps reasonably necessary to grant Agent control of all electronic Chattel Paper in accordance with the Code and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction, to the extent that the aggregate value or face amount of such electronic Chattel Paper equals or exceeds $500,000;

(ii) If any Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Indenture), promptly upon the request of Agent, such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of Wilmington Savings Fund Society, FSB, as Agent for the benefit of the Noteholder Group”;

(c) Control Agreements.

(i) Except to the extent otherwise excused by Section 7(k)(iv), each Grantor shall obtain an authenticated Control Agreement (which may include a Controlled Account Agreement), from each bank maintaining a Deposit Account or Securities Account for such Grantor;

(ii) Except to the extent otherwise excused by Section 7(k)(iv), each Grantor shall obtain an authenticated Control Agreement, from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor, or maintaining a Securities Account for such Grantor; and

(iii) Except to the extent otherwise excused by Section 7(k)(iv), each Grantor shall obtain an authenticated Control Agreement with respect to all of such Grantor’s investment property;

(d) Letter-of-Credit Rights. If the Grantors (or any of them) are or become the beneficiary of letters of credit having a face amount or value of $500,000 or more in the aggregate, then the applicable Grantor or Grantors shall promptly (and in any event within five (5) Business Days after becoming a beneficiary), notify Agent thereof and, promptly (and in any event within five (5) Business Days) after request by Agent (or its bailee acting on its behalf in accordance with Section 5.4 of the Intercreditor Agreement), enter into a tri-party agreement with Agent (or its bailee acting on its behalf in accordance with Section 5.4 of the Intercreditor Agreement) and the issuer or confirming bank with respect to letter-of-credit rights assigning such letter-of-credit rights to Agent (or its bailee acting on its behalf in accordance with Section 5.4 of the Intercreditor Agreement) and directing all payments thereunder to Agent’s Account (or the account of its bailee acting on its behalf in accordance with Section 5.4 of the Intercreditor Agreement), all in form and substance reasonably satisfactory to Agent (acting upon the instruction of the Directing Party);

(e) Commercial Tort Claims. If the Grantors (or any of them) obtain Commercial Tort Claims having a value, or involving an asserted claim, in the amount of $500,000 or more in the aggregate for all Commercial Tort Claims, then the applicable Grantor or Grantors shall promptly (and in any event within five (5) Business Days of obtaining such Commercial Tort Claim), notify Agent upon incurring or otherwise obtaining such Commercial Tort Claims and, promptly (and in any event within five (5) Business Days) after request by Agent, amend Schedule 1 to describe such Commercial Tort Claims in a manner that reasonably identifies such Commercial Tort Claims and which is otherwise reasonably satisfactory to Agent (acting upon the instruction of the Directing Party), and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things deemed necessary or desirable by Agent (acting upon the instruction of the Directing Party) to give Agent a perfected security interest in any such Commercial Tort Claim;

(f) Government Contracts. Other than Accounts and Chattel Paper the value of which does not at any one time exceed $1,000,000, if any Account or Chattel Paper arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, Grantors shall promptly (and in any event within five (5) Business Days of the creation thereof) notify Agent thereof and, promptly (and in any event within five (5) Business Days) after request by Agent, execute any instruments or take any steps reasonably required by Agent (acting upon the instruction of the Directing Party) in order that all moneys due or to become due under such contract or contracts shall be assigned to Agent, for the benefit of the Noteholder Group, and shall provide written notice thereof under the Assignment of Claims Act or other applicable law;

(g) Intellectual Property.

(i) Upon the request of Agent, in order to facilitate filings with the PTO and the United States Copyright Office, each Grantor shall execute and deliver to Agent one or more Copyright Security Agreements, Trademark Security Agreements, or Patent Security Agreements to further evidence Agent’s Lien on such Grantor’s Patents, Trademarks, or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby;

(ii) Each Grantor shall have the duty, with respect to Intellectual Property that is necessary in or material to the conduct of such Grantor’s business, to protect and diligently enforce and defend at such Grantor’s expense its Intellectual Property, including (A) to diligently enforce and defend, including promptly suing for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, and filing for opposition, interference, and cancellation against conflicting Intellectual Property rights of any Person, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement, (D) to take all reasonable and necessary action to preserve and maintain all of such Grantor’s Trademarks, Patents, Copyrights, Intellectual Property Licenses, and its rights therein, including paying all maintenance fees and filing of applications for renewal, affidavits of use, and affidavits of noncontestability, and (E) to require all employees, consultants, and contractors of each Grantor who were involved in the creation or development of such Intellectual Property to sign agreements containing assignment of Intellectual Property rights and obligations of confidentiality. Each Grantor further agrees not to abandon any Intellectual Property or Intellectual Property License that is necessary in or material to the conduct of such Grantor’s business. Each Grantor hereby agrees to take the steps described in this Section 7(g)(ii) with respect to all new or acquired Intellectual Property to which it or any of its Subsidiaries is now or later becomes entitled that is necessary in or material to the conduct of such Grantor’s business;

(iii) Grantors acknowledge and agree that the Noteholder Group shall have no duties with respect to any Intellectual Property or Intellectual Property Licenses of any Grantor. Without limiting the generality of this Section 7(g)(iii), Grantors acknowledge and agree that no member of the Lender Group shall be under any obligation to take any steps necessary to preserve rights in the Collateral consisting of Intellectual Property or Intellectual Property Licenses against any other Person, but any member of the Lender Group may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of Issuer;

(iv) On each date on which financial statements are required to be delivered pursuant to Section 4.03(a)(i) of the Indenture in respect of a fiscal quarter (or, if an Event of Default has occurred and is continuing, more frequently if requested by Agent), each Grantor shall provide Agent with a written report of all new Patents, Trademarks or Copyrights that are registered or the subject of pending applications for registrations, and of all Intellectual Property Licenses that are material to the conduct of such Grantor’s business, in each case, which were acquired, registered, or for which applications for registration were filed by any Grantor during the prior period and any statement of use or amendment to allege use with respect to intent-to-use trademark applications. In the case of such registrations or applications therefor, which were acquired by any Grantor, each such Grantor shall file the necessary documents with the appropriate Governmental Authority identifying the applicable Grantor as the owner (or as a co-owner thereof, if such is the case) of such Intellectual Property. In each of the foregoing cases, the applicable Grantor shall promptly cause to be prepared, executed, and delivered to Agent supplemental schedules to the applicable Security Documents to identify such Patent, Trademark and Copyright registrations and applications therefor (with the exception of Trademark applications filed on an intent-to-use basis for which no statement of use or amendment to allege use has been filed) and Intellectual Property Licenses as being subject to the security interests created thereunder;

(v) Anything to the contrary in this Agreement notwithstanding, in no event shall any Grantor, either itself or through any agent, employee, licensee, or designee, file an application for the registration of any Copyright with the United States Copyright Office or any similar office or agency in another country without giving Agent written notice thereof at least five (5) Business Days prior to such filing and complying with Section 7(g)(i). Upon receipt from the United States Copyright Office of notice of registration of any Copyright, each Grantor shall promptly (but in no event later than five (5) Business Days following such receipt) notify (but without duplication of any notice required by Section 7(g)(iv)) Agent of such registration by delivering, or causing to be delivered, to Agent, documentation sufficient for Agent to perfect Agent’s Liens on such Copyright. If any Grantor acquires from any Person any Copyright registered with the United States Copyright Office or an application to register any Copyright with the United States Copyright Office, such Grantor shall promptly (but in no event later than five (5) Business Days following such acquisition) notify Agent of such acquisition and deliver, or cause to be delivered, to Agent, documentation sufficient for Agent to perfect Agent’s Liens on such Copyright. In the case of such Copyright registrations or applications therefor which were acquired by any Grantor, each such Grantor shall promptly (but in no event later than five (5) Business Days following such acquisition) file the necessary documents with the appropriate Governmental Authority identifying the applicable Grantor as the owner (or as a co-owner thereof, if such is the case) of such Copyrights;

(vi) Each Grantor shall take reasonable steps to maintain the confidentiality of, and otherwise protect and enforce its rights in, the Intellectual Property that is necessary in or material to the conduct of such Grantor’s business, including, as applicable (A) protecting the secrecy and confidentiality of its confidential information and trade secrets by having and enforcing a policy requiring all current employees, consultants, licensees, vendors and contractors with access to such information to execute appropriate confidentiality agreements; (B) taking actions reasonably necessary to ensure that no trade secret falls into the public domain; and (C) protecting the secrecy and confidentiality of the source code of all software programs and applications of which it is the owner or licensee by having and enforcing a policy requiring any licensees (or sublicensees) of such source code to enter into license agreements with commercially reasonable use and non-disclosure restrictions; and

(vii) No Grantor shall enter into any Intellectual Property License material to the conduct of the business to receive any license or rights in any Intellectual Property of any other Person unless such Grantor has used commercially reasonable efforts to permit the assignment of or grant of a security interest in such Intellectual Property License (and all rights of Grantor thereunder) to Agent (and any transferees of Agent).

(h) Investment Property.

(i) If any Grantor shall acquire, obtain, receive or become entitled to receive any Pledged Interests after the Issue Date, it shall promptly (and in any event within ten (10) Business Days of acquiring or obtaining such Collateral) deliver to Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests;

(ii) Upon the occurrence and during the continuance of an Event of Default, following the request of Agent, all sums of money and property paid or distributed in respect of the Investment Property that are received by any Grantor shall be held by the Grantors in trust for the benefit of Agent segregated from such Grantor’s other property, and such Grantor shall deliver it forthwith to Agent in the exact form received;

(iii) Each Grantor shall promptly deliver to Agent a copy of each material notice or other material communication received by it in respect of any Pledged Interests;

(iv) No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests if the same is prohibited pursuant to the Indenture, the Notes or the Security Documents;

(v) Each Grantor agrees that it will cooperate with Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law to effect the perfection of the Security Interest on the Investment Property or to effect any sale or transfer thereof;

(vi) As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Grantor in a securities account. In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

(i) Real Property; Fixtures. Each Grantor covenants and agrees that upon the acquisition of any fee interest in Real Property having a fair market value in excess of $2,500,000 it will promptly (and in any event within ten (10) Business Days of acquisition) notify Agent of the acquisition of such Real Property and will grant to Agent, for the benefit of the Noteholder Group, a Mortgage on each fee interest in Real Property now or hereafter owned by such Grantor and shall deliver such other documentation and opinions, in form and substance satisfactory to Agent (acting upon the instruction of the Directing Party), in connection with the grant of such Mortgage as Agent shall request in its reasonable discretion, including title insurance policies, financing statements, fixture filings and environmental audits and such Grantor shall pay all recording costs, intangible taxes and other fees and costs (including reasonable attorneys fees and expenses) incurred in connection therewith. Each Grantor acknowledges and agrees that, to the extent permitted by applicable law, all of the Collateral shall remain personal property regardless of the manner of its attachment or affixation to real property;

(j) Transfers and Other Liens. Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as expressly permitted by the Indenture, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any Grantor, except for Permitted Liens. The inclusion of Proceeds in the Collateral shall not be deemed to constitute Agent’s consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the Security Documents;

(k) Controlled Accounts; Controlled Investments.

(i) Each Grantor shall (A) establish and maintain cash management services of a type and on terms reasonably satisfactory to Agent (acting upon the instruction of the Directing Party) at one or more of the banks set forth on Schedule 10 (each a “Controlled

Account Bank”), and shall take reasonable steps to ensure that all of its Account Debtors forward payment of the amounts owed by them directly to such Controlled Account Bank, and (B) deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all of their collections in respect of Collateral (including those sent directly by their Account Debtors to a Grantor) into a bank account of such Grantor (each, a “Controlled Account”) at one of the Controlled Account Banks.

(ii) Each Grantor shall establish and maintain Controlled Account Agreements with Agent (or its bailee acting on its behalf in accordance with Section 5.4 of the Intercreditor Agreement) and the applicable Controlled Account Bank, in form and substance reasonably acceptable to Agent (acting upon the instruction of the Directing Party). Unless otherwise agreed to by Agent (or its bailee acting on its behalf in accordance with Section 5.4 of the Intercreditor Agreement), each such Controlled Account Agreement shall provide, among other things, that (A) the Controlled Account Bank will comply with any instructions originated by Agent (or its bailee acting on its behalf in accordance with Section 5.4 of the Intercreditor Agreement) directing the disposition of the funds in such Controlled Account without further consent by the applicable Grantor, (B) the Controlled Account Bank waives, subordinates, or agrees not to exercise any rights of setoff or recoupment or any other claim against the applicable Controlled Account other than for payment of its service fees and other charges directly related to the administration of such Controlled Account and for returned checks or other items of payment, and (C) upon the instruction of Agent (or its bailee acting on its behalf in accordance with Section 5.4 of the Intercreditor Agreement) (an “Activation Instruction”), the Controlled Account Bank will forward by daily sweep all amounts in the applicable Controlled Account to the account of Agent (or its bailee acting on its behalf in accordance with Section 5.4 of the Intercreditor Agreement). Agent agrees not to issue an Activation Instruction with respect to the Controlled Accounts unless a Triggering Event has occurred and is continuing at the time such Activation Instruction is issued. If a Triggering Event has occurred and is continuing, Agent may in its reasonable discretion (acting upon the instruction of the Directing Party) issue an Activation Instruction, provided that if the Triggering Event exists as a result of Excess Availability (under and as defined in the Revolving Credit Agreement) being less than the greater of (i) $15,625,000 and (ii) 12.5% of the Maximum Revolver Amount (under and as defined in the Revolving Credit Agreement), Agent (or its bailee acting on its behalf in accordance with Section 5.4 of the Intercreditor Agreement) shall issue such Activation Instruction. Agent agrees to use commercially reasonable efforts to rescind an Activation Instruction (the “Rescission”) if, after the occurrence of such Triggering Event, (x) ninety (90) consecutive days have passed during which Excess Availability has exceeded the greater of (i) $15,625,000 and (ii) 12.5% of the Maximum Revolver Amount and (y) no Event of Default has occurred and is continuing.

(iii) So long as no Default or Event of Default has occurred and is continuing, Issuer may amend Schedule 10 to add or replace a Controlled Account Bank or Controlled Account and shall upon such addition or replacement provide to Agent an amended Schedule 10; provided, however, that (A) such prospective Controlled Account Bank shall be reasonably satisfactory to Agent (acting upon the instruction of the Directing Party), and (B) prior to the time of the opening of such Controlled Account, the applicable Grantor and such prospective Controlled Account Bank shall have executed and delivered to Agent (or its bailee acting on its behalf in accordance with Section 5.4 of the Intercreditor Agreement) a Controlled

Account Agreement. Each Grantor shall close any of its Controlled Accounts (and establish replacement Controlled Account accounts in accordance with the foregoing sentence) as promptly as practicable and in any event within forty-five (45) days after notice from Agent that the operating performance, funds transfer, or availability procedures or performance of the Controlled Account Bank with respect to Controlled Account Accounts or Agent’s liability under any Controlled Account Agreement with such Controlled Account Bank is no longer acceptable in Agent’s reasonable judgment (acting upon the instruction of the Directing Party).

(iv) Other than (i) an aggregate amount of not more than $250,000 at any one time, in the case of Grantors and their Subsidiaries, and (ii) amounts deposited into Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for any Grantor’s or its Subsidiaries’ employees, no Grantor will, and no Grantor will permit its Subsidiaries to, make, acquire, or permit to exist Permitted Investments consisting of cash, Cash Equivalents, or amounts credited to Deposit Accounts or Securities Accounts unless Grantor or its Subsidiary, as applicable, and the applicable bank or securities intermediary have entered into Control Agreements with Agent (or its bailee acting on its behalf in accordance with Section 5.4 of the Intercreditor Agreement) governing such Permitted Investments in order to perfect (and further establish) Agent’s Liens in such Permitted Investments.

(l) Name, Etc. No Grantor will, nor will any Grantor permit any of its Subsidiaries to, change its name, organizational identification number, jurisdiction of organization or organizational identity; provided, that Grantor or any of its Subsidiaries may change its name upon at least five (5) Business Days prior written notice to Agent of such change.

(m) Certificated Equipment. Unless Agent otherwise agrees, Grantors shall maintain the Custodial Agreement in force and effect or, at the request of Agent, enter into a replacement custodial agreement with Agent substantially in the form of Exhibit E. Promptly (and in any event within five (5) Business Days) with respect to all goods covered by a certificate of title owned by any Grantor, such Grantor shall deliver to the custodian under the Custodial Agreement, the certificates of title for all such goods. On each date on which financial statements are required to be delivered pursuant to Section 4.03(a)(i) of the Indenture (or, if an Event of Default has occurred and is continuing, more frequently if requested by Agent), Grantors shall provide Agent with an updated Schedule 12 which shall identify (A) all Certificated Equipment acquired since the last update of Schedule 12 and (B) all Certificated Equipment sold, disposed of or otherwise no longer owned by a Grantor since the last update of Schedule 12; and

(n) Pledged Notes. Grantors (i) without the prior written consent of Agent (acting upon the instruction of the Directing Party), will not (A) waive or release any monetary or material obligation of any Person that is obligated under any of the Pledged Notes, (B) take or omit to take any action or knowingly suffer or permit any action to be omitted or taken, the taking or omission of which would result in any right of offset against sums payable under the Pledged Notes, or (C) other than as permitted pursuant to the Indenture, assign or surrender their rights and interests under any of the Pledged Notes or terminate, cancel, modify, change, supplement or amend the Pledged Notes in any manner materially adverse to Grantor, and

(ii) shall provide to Agent copies of all material written notices (including notices of default) given or received with respect to the Pledged Notes promptly after giving or receiving such notice.

8. Relation to Other Security Documents. The provisions of this Agreement shall be read and construed with the Indenture and Security Documents referred to below in the manner so indicated.

(a) Indenture. In the event of any conflict between any provision in this Agreement and a provision in the Indenture, such provision of the Indenture shall control.

(b) Patent, Trademark, Copyright Security Agreements. The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Agent hereunder. In the event of any conflict between any provision in this Agreement and a provision in a Copyright Security Agreement, Trademark Security Agreement or Patent Security Agreement, such provision of this Agreement shall control.

(c) Intercreditor Agreement. Notwithstanding any provision contained herein, (i) this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject to the Intercreditor Agreement and (ii) in the event of a conflict between any provision in this Agreement and a provision in the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control.

9. Further Assurances.

(a) Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that Agent may reasonably request (including upon the instruction of the Directing Party), in order to perfect and protect the Security Interest granted hereby, to create, perfect or protect the Security Interest purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

(b) Each Grantor authorizes the filing by Agent of financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Agent such other instruments or notices, as Agent may reasonably request (including upon the instruction of the Directing Party), in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

(c) Each Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction.

(d) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Agent (acting upon the instruction of the Directing Party), subject to such Grantor’s rights under Section 9-509(d)(2) of the Code.

10. Agent’s Right to Perform Contracts, Exercise Rights, etc. Upon the occurrence and during the continuance of an Event of Default, Agent (or its designee) (a) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could, (b) shall have the right to use any Grantor’s rights under Intellectual Property Licenses in connection with the enforcement of Agent’s rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses, and (c) shall have the right to request that any Equity Interests that are pledged hereunder be registered in the name of Agent or any of its nominees.

11. Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Indenture, to take any action and to execute any instrument which Agent (acting upon the instruction of the Directing Party) may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

(a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;

(b) to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Agent;

(c) to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

(d) to file any claims or take any action or institute any proceedings which Agent (acting upon the instruction of the Directing Party) may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Agent with respect to any of the Collateral;

(e) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

(f) to use any Intellectual Property or Intellectual Property Licenses of such Grantor, including but not limited to any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, or advertising matter, in preparing for sale, advertising for sale, or selling Inventory or other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and

(g) Agent, on behalf of the Noteholder Group, shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Intellectual Property and Intellectual Property Licenses and, if Agent shall commence any such suit, the appropriate Grantor shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Agent (acting upon the instruction of the Directing Party) in aid of such enforcement.

To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

12. Agent May Perform. If any Grantor fails to perform any agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.

13. Agent’s Duties. The powers conferred on Agent hereunder are solely to protect Agent’s interest in the Collateral, for the benefit of the Noteholder Group, and shall not impose any duty upon Agent to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Agent accords its own property.

14. Collection of Accounts, General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuance of an Event of Default, Agent or Agent’s designee may (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral of such Grantor have been assigned to Agent, for the benefit of the Noteholder Group, or that Agent has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral of any Grantor directly, and any collection costs and expenses shall constitute part of such Grantor’s Secured Obligations under the Indenture, the Notes and the Security Documents.

15. Disposition of Pledged Interests by Agent. None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Grantor understands that in connection with such disposition, Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Each Grantor, therefore, agrees that: (a) if Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Agent has handled the disposition in a commercially reasonable manner.

16. Voting and Other Rights in Respect of Pledged Interests.

(a) Upon the occurrence and during the continuation of an Event of Default, (i) Agent may, at its option, and with two (2) Business Days prior notice to any Grantor, and in addition to all rights and remedies available to Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, or any other ownership or consensual rights (including any dividend or distribution rights) in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Agent, such Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Agent deems advisable (acting upon the instruction of the Directing Party) for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney and proxy granted hereby is coupled with an interest and shall be irrevocable.

(b) For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Agent (acting upon the instruction of the Directing Party), vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Agent or the Noteholder Group, or the value of the Pledged Interests.

17. Remedies. Upon the occurrence and during the continuance of an Event of Default:

(a) Agent may, and, at the instruction of the holders of Notes in accordance with the Indenture, shall exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the Indenture, the Notes or the Security Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the

Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notification of sale shall be required by law, at least ten (10) days notification by mail to the applicable Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notification shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code. Agent shall not be obligated to make any sale of Collateral regardless of notification of sale having been given. Agent may adjourn any public sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that (A) the internet shall constitute a “place” for purposes of Section 9-610(b) of the Code and (B) to the extent notification of sale shall be required by law, notification by mail of the URL where a sale will occur and the time when a sale will commence at least ten (10) days prior to the sale shall constitute a reasonable notification for purposes of Section 9-611(b) of the Code. Each Grantor agrees that any sale of Collateral to a licensor pursuant to the terms of a license agreement between such licensor and a Grantor is sufficient to constitute a commercially reasonable sale (including as to method, terms, manner, and time) within the meaning of Section 9-610 of the Code.

(b) Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s Intellectual Property, including but not limited to, any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, and advertising matter, whether owned by any Grantor or with respect to which any Grantor has rights under license, sublicense, or other agreements (including any Intellectual Property License), as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Agent.

(c) Agent may, in addition to other rights and remedies provided for herein, in the Indenture, the Notes or the Security Documents, or otherwise available to it under applicable law and without the requirement of notice to or upon any Grantor or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), (i) with respect to any Grantor’s Deposit Accounts in which Agent’s Liens are perfected by control under Section 9-104 of the Code, instruct the bank maintaining such Deposit Account for the applicable Grantor to pay the balance of such Deposit Account to or for the benefit of Agent, and (ii) with respect to any Grantor’s Securities Accounts in which Agent’s Liens are perfected by control under Section 9-106 of the Code, instruct the securities intermediary maintaining such Securities Account for the applicable Grantor to (A) transfer any cash in such Securities Account to or for the benefit of Agent, or (B) liquidate any financial assets in such Securities Account that are customarily sold on a recognized market and transfer the cash proceeds thereof to or for the benefit of Agent.

(d) Any cash held by Agent as Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Indenture. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

(e) Each Grantor hereby acknowledges that the Secured Obligations arise out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing Agent shall have the right to an immediate writ of possession without notice of a hearing. Agent shall have the right to the appointment of a receiver for the properties and assets of each Grantor, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantor may have thereto or the right to have a bond or other security posted by Agent.

18. Remedies Cumulative. Each right, power, and remedy of Agent or any member of the Noteholder Group as provided for in this Agreement or the Security Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement and the Security Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Agent or any member of the Noteholder Group of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Agent or such other member of the Noteholder Group of any or all such other rights, powers, or remedies.

19. Marshaling. Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

20. Indemnity and Expenses.

(a) Each Grantor agrees to indemnify Agent and the other members of the Noteholder Group from and against all claims, lawsuits and liabilities (including reasonable attorneys fees) growing out of or resulting from this Agreement (including enforcement of this Agreement) or the Indenture or any Security Document to which such Grantor is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Agreement and the Indenture and the repayment of the Secured Obligations.

(b) Grantors, jointly and severally, shall, upon demand, pay to Agent all fees and expenses which Agent or any other member of the Noteholder Group may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement, the Indenture and the other Security Documents, (iii) the exercise or enforcement of any of the rights of Agent hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

21. Merger, Amendments; Etc. THIS AGREEMENT, TOGETHER WITH THE INDENTURE AND THE OTHER SECURITY DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Agent and each Grantor to which such amendment applies.

22. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Agent at its address specified in the Indenture, and to any of the Grantors at their respective addresses specified in Indenture, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

23. Continuing Security Interest: Assignments under Indenture.

(a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the Indebtedness under the Notes has been paid in full in accordance with the provisions of the Indenture, (ii) be binding upon each Grantor, and their respective successors and assigns, and (iii) inure to the benefit of, and be enforceable by, Agent, and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any holder of Notes may, in accordance with the provisions of the Indenture, assign or otherwise transfer all or any portion of its rights and obligations under the Notes to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such holder herein or otherwise. Upon payment in full of the Secured Obligations in accordance with the provisions of the Indenture, the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto. At such time, upon Issuer’s request, Agent will authorize the filing of appropriate termination statements to terminate such Security Interest. No transfer or renewal, extension, assignment, or termination of this Agreement or of the Indenture, any Security Document, or any other instrument or document executed and delivered by any Grantor to Agent, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Agent, nor any other act of the Noteholder Group, or any of them, shall release any Grantor from any obligation, except a release or discharge executed in writing by Agent in accordance with the provisions of the Indenture. Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Agent would otherwise have had on any other occasion.

(b) Each Grantor agrees that, if any payment made by any Grantor or other Person and applied to the Secured Obligations is at any time annulled, avoided, set, aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any Collateral are required to be returned by Agent or any other member of the Noteholder Group to such Grantor, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, any Lien or other Collateral securing such Grantor’s liability hereunder shall have been released or terminated by virtue of the foregoing clause (a), such Lien or other Collateral shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Grantor in respect of any Lien or other Collateral securing such obligation or the amount of such payment.

24. Survival. All representations and warranties made by the Grantors in this Agreement and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Agent or any other member of the Noteholder Group may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest or any fee or any other amount payable under the Indenture, the Notes or any Security Document is outstanding and unpaid.

25. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION.

(a) THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT

AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GRANTOR AND AGENT WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 25(b).

(c) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR AND AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A “CLAIM”). EACH GRANTOR AND AGENT REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(d) EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK AND THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(e) NO CLAIM MAY BE MADE BY ANY GRANTOR AGAINST THE AGENT, THE SWING LENDER, ANY OTHER LENDER, ISSUING LENDER, OR THE UNDERLYING ISSUER, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH, AND EACH GRANTOR HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

26. New Subsidiaries. Pursuant to Section 4.16 of the Indenture, certain Subsidiaries (whether by acquisition or creation) of any Grantor are required to enter into this Agreement by executing and delivering in favor of Agent a Joinder to this Agreement in substantially the form of Annex 1. Upon the execution and delivery of Annex 1 by any such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

27. Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Agent” shall be a reference to Agent, for the benefit of the each member of the Noteholder Group.

28. Miscellaneous.

(a) This Agreement is a Security Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Security Document mutatis mutandis.

(b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

(c) Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

(d) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any member of the Noteholder Group or any Grantor, whether under any rule of construction or otherwise. This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

	By:	/s/ Mark D. Johnsrud
	Name:	Mark D. Johnsrud
	Title:	Chairman and Chief Executive Officer

1960 WELL SERVICES, LLC
BADLANDS LEASING, LLC
BADLANDS POWER FUELS, LLC (DE)
BADLANDS POWER FUELS, LLC (ND)
HECKMANN WATER RESOURCES CORPORATION
HECKMANN WATER RESOURCES (CVR), INC.
HECKMANN WOODS CROSS, LLC
HEK WATER SOLUTIONS, LLC
IDEAL OILFIELD DISPOSAL, LLC
LANDTECH ENTERPRISES, L.L.C.
NES WATER SOLUTIONS, LLC
NUVERRA TOTAL SOLUTIONS, LLC

	By:	/s/ Mark D. Johnsrud
	Name:	Mark D. Johnsrud
	Title:	President

APPALACHIAN WATER SERVICES, LLC

	By:	HEK Water Solutions, LLC, its managing member

	By:	/s/ Mark D. Johnsrud
	Name:	Mark D. Johnsrud
	Title:	President

[SIGNATURE PAGE TO SECURITY AGREEMENT]

AGENT:	WILMINGTON SAVINGS FUND SOCIETY, FSB

	By:	/s/ Geoffrey J. Lewis
	Name:	Geoffrey J. Lewis
	Title:	Vice President

[SIGNATURE PAGE TO SECURITY AGREEMENT]

ANNEX 1 TO SECURITY AGREEMENT

FORM OF JOINDER

Joinder No.      (this “Joinder”), dated as of              20    , to the Security Agreement, dated as of April 15, 2016 (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”), by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each, individually, a “Grantor”) and WILMINGTON SAVINGS FUND SOCIETY, FSB (“Wilmington”), in its capacity as collateral agent for the holders of Notes (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Indenture dated as of April 15, 2016 (as amended, restated, supplemented, or otherwise modified from time to time, the “Indenture”) by and among Nuverra Environmental Solutions, Inc., a Delaware corporation, as Issuer (“Issuer”), and Wilmington, as trustee (the “Trustee”), the Issuer has issued its 12.500% / 10.000% Senior Secured Second Lien Notes due 2021 (the “Notes”); and

WHEREAS, initially capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or, if not defined therein, in the Indenture, and this Joinder shall be subject to the rules of construction set forth in Section 1(b) of the Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis; and

WHEREAS, Grantors have entered into the Security Agreement in order to induce the holders of Notes to make certain financial accommodations to Issuer as provided for in the Indenture, the Notes and the Security Documents; and

WHEREAS, pursuant to Section 4.16 of the Indenture and Section 26 of the Security Agreement, certain Subsidiaries of the Issuer must execute and deliver certain Security Documents, including the Security Agreement, and the joinder to the Security Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) may be accomplished by the execution of this Joinder in favor of Agent, for the benefit of each member of the Noteholder Group; and

WHEREAS, each New Grantor (a) is [an Affiliate] [a Subsidiary] of Issuer and, as such, will benefit by virtue of the financial accommodations extended to Issuer by the holders of Notes and (b) by becoming a Grantor will benefit from certain rights granted to the Grantors pursuant to the terms of the Indenture, the Notes and the Security Documents;

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

Annex I - 1

1. In accordance with Section 26 of the Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. In furtherance of the foregoing, each New Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit of each member of the Noteholder Group, to secure the Secured Obligations, a continuing security interest in and to all of such New Grantor’s right, title and interest in and to the Collateral. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is incorporated herein by reference.

2. Schedule 1, “Commercial Tort Claims”, Schedule 2, “Copyrights”, Schedule 3, “Intellectual Property Licenses”, Schedule 4, “Patents”, Schedule 5, “Pledged Companies”, Schedule 6, “Trademarks”, Schedule 7, Name; Chief Executive Office; Tax Identification Numbers and Organizational Numbers, Schedule 8, “Owned Real Property”, Schedule 9, “Deposit Accounts and Securities Accounts”, Schedule 10, “Controlled Account Banks”, Schedule 11, “List of Uniform Commercial Code Filing Jurisdictions”, and Schedule 12, “Certificated Equipment” attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7, Schedule 8, Schedule 9, Schedule 10, Schedule 11, and Schedule 12 respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement.

3. Each New Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each New Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction in connection with the Indenture or the Security Documents.

4. Each New Grantor represents and warrants to Agent and each other member of the Noteholder Group that this Joinder has been duly executed and delivered by such New Grantor and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

5. This Joinder is a Security Document. This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Joinder. Delivery of an executed counterpart of this

Annex I - 2

Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder. Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.

6. The Security Agreement, as supplemented hereby, shall remain in full force and effect.

7. THIS JOINDER SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Annex I - 3

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Security Agreement to be executed and delivered as of the day and year first above written.

NEW GRANTORS:	[NAME OF NEW GRANTOR]

By:
Name:
Title:

[NAME OF NEW GRANTOR]

By:
Name:
Title:

AGENT:	WILMINGTON SAVINGS FUND SOCIETY, FSB

By:
Name:
Title:

Agreed and accepted:

[NAME OF GRANTOR (EXCLUDING NEW GRANTORS)]

By:
Name:
Title:

[SIGNATURE PAGE TO JOINDER NO.      TO SECURITY AGREEMENT]

EXHIBIT A

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) is made this      day of             , 20    , by and among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WILMINGTON SAVINGS FUND SOCIETY, FSB (“Wilmington”), in its capacity as agent for each holder of Notes (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Indenture dated as of April 15, 2016 (as amended, restated, supplemented, or otherwise modified from time to time, the “Indenture”) by and among Nuverra Environmental Solutions, Inc., a Delaware corporation, as Issuer (“Issuer”), and Wilmington, as trustee (the “Trustee”), the Issuer has issued its 12.500% / 10.000% Senior Secured Second Lien Notes due 2021 (the “Notes”); and

WHEREAS, in connection with the Indenture, the Grantors have executed and delivered to Agent, for the benefit of each member of the Noteholder Group, that certain Security Agreement, dated as of April 15, 2016 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of each member of the Noteholder Group, this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Indenture, and this Copyright Security Agreement shall be subject to the rules of construction set forth in Section 1(b) of the Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

2. GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit of each member of the Noteholder Group, to secure the Secured Obligations, a continuing security interest (referred to in this Copyright Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Copyright Collateral”):

(a) all of such Grantor’s Copyrights and Copyright Intellectual Property Licenses to which it is a party including those referred to on Schedule I;

(b) all renewals or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Copyright or any Copyright exclusively licensed under any Intellectual Property License, including the right to receive damages, or the right to receive license fees, royalties, and other compensation under any Copyright Intellectual Property License.

3. SECURITY FOR SECURED OBLIGATIONS. This Copyright Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the other members of the Noteholder Group or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4. SECURITY AGREEMENT. The Security Interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of each member of the Noteholder Group, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Copyright Security Agreement and the Security Agreement, the Security Agreement shall control.

5. AUTHORIZATION TO SUPPLEMENT. Grantors shall give Agent prior written notice of no less than five (5) Business Days before filing any additional application for registration of any copyright and prompt notice in writing of any additional copyright registrations granted therefor after the date hereof. Without limiting Grantors’ obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Copyright Security Agreement by amending Schedule I to include any future United States registered copyrights or applications therefor of each Grantor. Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6. COUNTERPARTS. This Copyright Security Agreement is a Security Document. This Copyright Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Copyright Security Agreement. Delivery of an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Copyright Security Agreement. Any party delivering an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Copyright Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Copyright Security Agreement.

7. CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION. THIS COPYRIGHT SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Copyright Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:

By:
Name:
Title:

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

AGENT:	WILMINGTON SAVINGS FUND SOCIETY, FSB

By:
Name:
Title:

[SIGNATURE PAGE TO COPYRIGHT SECURITY AGREEMENT]

SCHEDULE I

to

COPYRIGHT SECURITY AGREEMENT

Copyright Registrations

Grantor	Country	Copyright	Registration No.	Registration Date

Copyright Licenses

EXHIBIT B

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this      day of             , 20    , by and among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WILMINGTON SAVINGS FUND SOCIETY, FSB (“Wilmington”), in its capacity as agent for each holder of Notes (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Indenture dated as of April 15, 2016 (as amended, restated, supplemented, or otherwise modified from time to time, the “Indenture”) by and among Nuverra Environmental Solutions, Inc., a Delaware corporation, as Issuer (“Issuer”), and Wilmington, as trustee (the “Trustee”), the Issuer has issued its 12.500% / 10.000% Senior Secured Second Lien Notes due 2021 (the “Notes”); and

WHEREAS, in connection with the Indenture, the Grantors have executed and delivered to Agent, for the benefit of each member of the Noteholder Group, that certain Security Agreement, dated as of April 15, 2016 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “ Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of each member of the Noteholder Group, this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Indenture, and this Patent Security Agreement shall be subject to the rules of construction set forth in Section 1(b) of the Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit of each member of the Noteholder Group, to secure the Secured Obligations, a continuing security interest (referred to in this Patent Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Patent Collateral”):

(a) all of its Patents and Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I;

(b) all divisionals, continuations, continuations-in-part, reissues, reexaminations, or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Patent or any Patent exclusively licensed under any Intellectual Property License, including the right to receive damages, or right to receive license fees, royalties, and other compensation under any Patent Intellectual Property License.

3. SECURITY FOR SECURED OBLIGATIONS. This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the other members of the Noteholder Group or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4. SECURITY AGREEMENT. The Security Interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of each member of the Noteholder Group, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Patent Security Agreement and the Security Agreement, the Security Agreement shall control.

5. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new patent application or issued patent or become entitled to the benefit of any patent application or patent for any divisional, continuation, continuation-in-part, reissue, or reexamination of any existing patent or patent application, the provisions of this Patent Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Agent with respect to any such new patent rights. Without limiting Grantors’ obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Patent Security Agreement by amending Schedule I to include any such new patent rights of each Grantor. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6. COUNTERPARTS. This Patent Security Agreement is a Security Document. This Patent Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Patent Security Agreement. Delivery of an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Patent Security Agreement. Any party delivering an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Patent Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Patent Security Agreement.

7. CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION. THIS PATENT SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Patent Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:

By:
Name:
Title:

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

AGENT:	WILMINGTON SAVINGS FUND SOCIETY, FSB

By:
Name:
Title:

[SIGNATURE PAGE TO PATENT SECURITY AGREEMENT]

SCHEDULE I

to

PATENT SECURITY AGREEMENT

Patents

Grantor	Country	Patent	Application/ Patent No.	Filing Date

Patent Licenses

EXHIBIT C

PLEDGED INTERESTS ADDENDUM

This Pledged Interests Addendum, dated as of                  , 20     (this “Pledged Interests Addendum”), is delivered pursuant to Section 7 of the Security Agreement referred to below. The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Security Agreement, dated as of April 15, 2016, (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”), made by the undersigned, together with the other Grantors named therein, to WILMINGTON SAVINGS FUND SOCIETY, FSB, as Agent. Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Security Agreement or, if not defined therein, in the Indenture, and this Pledged Interests Addendum shall be subject to the rules of construction set forth in Section 1(b) of the Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis. The undersigned hereby agrees that the additional interests listed on Schedule I shall be and become part of the Pledged Interests pledged by the undersigned to Agent in the Security Agreement and any pledged company set forth on Schedule I shall be and become a “Pledged Company” under the Security Agreement, each with the same force and effect as if originally named therein.

This Pledged interests Addendum is a Security Document. Delivery of an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Pledged Interests Addendum. If the undersigned delivers an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission, the undersigned shall also deliver an original executed counterpart of this Pledged Interests Addendum but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Pledged Interests Addendum.

The undersigned hereby certifies that the representations and warranties set forth in Section 6 of the Security Agreement of the undersigned are true and correct as to the Pledged Interests listed herein on and as of the date hereof.

THIS PLEDGED INTERESTS ADDENDUM SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[signature page follows]

C-1

IN WITNESS WHEREOF, the undersigned has caused this Pledged Interests Addendum to be executed and delivered as of the day and year first above written.

By:
Name:
Title:

[SIGNATURE PAGE TO PLEDGED INTERESTS ADDENDUM]

SCHEDULE I

to

PLEDGED INTERESTS ADDENDUM

Pledged Interests

Name of Grantor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.

EXHIBIT D

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this      day of             , 20    , by and among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WILMINGTON SAVINGS FUND SOCIETY, FSB (“Wilmington”), in its capacity as agent for each holder of Notes (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Indenture dated as of April 15, 2016 (as amended, restated, supplemented, or otherwise modified from time to time, the “Indenture”) by and among Nuverra Environmental Solutions, Inc., a Delaware corporation, as Issuer (“Issuer”), and Wilmington, as trustee (the “Trustee”), the Issuer has issued its 12.500% / 10.000% Senior Secured Second Lien Notes due 2021 (the “Notes”); and

WHEREAS, in connection with the Indenture, the Grantors have executed and delivered to Agent, for the benefit of each member of the Noteholder Group, that certain Security Agreement, dated as of April 15, 2016 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “ Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of each member of the Noteholder Group, this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Indenture, and this Trademark Security Agreement shall be subject to the rules of construction set forth in Section 1(b) of the Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit of each member of the Noteholder Group, to secure the Secured Obligations, a continuing security interest (referred to in this Trademark Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Trademark Collateral”):

(a) all of its Trademarks and Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I;

(b) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License; and

(c) all products and proceeds (as that term is defined in the Code) of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademarks exclusively licensed under any Intellectual Property License, including right to receive any damages, (ii) injury to the goodwill associated with any Trademark, or (iii) right to receive license fees, royalties, and other compensation under any Trademark Intellectual Property License.

3. SECURITY FOR SECURED OBLIGATIONS. This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the other members of the Noteholder Group or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4. SECURITY AGREEMENT. The Security Interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of each member of the Noteholder Group, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Trademark Security Agreement and the Security Agreement, the Security Agreement shall control.

5. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Agent with respect to any such new trademarks or renewal or extension of any trademark registration. Without limiting Grantors’ obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Trademark Security Agreement by amending Schedule I to include any such new trademark rights of each Grantor. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6. COUNTERPARTS. This Trademark Security Agreement is a Security Document. This Trademark Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Trademark Security Agreement. Delivery of an executed counterpart of this

Trademark Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Trademark Security Agreement. Any party delivering an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Trademark Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Trademark Security Agreement.

7. CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION. THIS TRADEMARK SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:

By:
Name:
Title:

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

AGENT:	WILMINGTON SAVINGS FUND SOCIETY, FSB

By:
Name:
Title:

[SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT]

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

Trademark Registrations/Applications

Grantor	Country	Mark	Application/ Registration No.	App/Reg Date

Trade Names

Common Law Trademarks

Trademarks Not Currently In Use

Trademark Licenses

EXHIBIT E

CUSTODIAL AGREEMENT

The Custodial Agreement (“Agreement”) is made and entered into as of                     , 20     by and among                     , Wilmington Savings Fund Society, FSB, as collateral agent (the “Secured Party”), and                      (the “Company”).

RECITALS

A. Reference is made to (i) that certain Indenture dated as of April 15, 2016, which was made and entered into by and among Nuverra Environmental Solutions, Inc., as the issuer and Wilmington Savings Fund Society, FSB, as trustee (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”) and (ii) that certiain Security Agreement dated as of April 15, 2016, which was made and entered into by and among the Issuer, the other grantors party thereto and Wilmington Savings Fund Society, FSB, as collateral agent (the “Secured Party”).

B. Pursuant to the terms of the Indenture and the Security Documents, Debtors are required to provide to the Secured Party a perfected, first priority security interest in certain equipment and vehicles subject to certificates of title now owned by or hereafter acquired by any Debtor (the “Vehicles”), including without limitation, the equipment and vehicles which are subject to certificates of title and listed on Schedule A to the Appraisal Certificate (the “Appraisal Certificate”), dated as of the date hereof, by Issuer in favor of the Secured Party (a copy of which has been delivered to Collateral Agent) (as updated from time to time in accordance with Section 3.3).

C.                     , together with any of its agents or designees, and any successor in such capacity (the “Collateral Agent”), has agreed to act as Collateral Agent with respect to the Vehicles for the benefit of the Secured Party pursuant to the terms of this Agreement.

Now, therefore, in consideration of the covenants and agreements set forth herein, the parties agree as follows:

1. DEFINITIONS

All capitalized terms used but not otherwise defined herein have the meanings given to them in the Indenture. The following terms shall have the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

“Certificate” means, with respect to a Vehicle, the certificate of title or equivalent certificate or document, issued by the relevant Jurisdiction, evidencing ownership of the Vehicle.

“Debtors” means the Company and any of its subsidiaries or affiliates that are required to provide to Secured Party a perfected, first priority security interest in its Vehicles pursuant to the Loan Documents.

“Jurisdiction” means, with respect to a Vehicle, the state, commonwealth, province, territory, county, or other governmental entity that is responsible for issuing the Certificate for such Vehicle.

“Released Vehicle” means any Vehicle with respect to which the Secured Party’s Lien is to be released pursuant to Section 3.2.2.

“Required Perfection Documents” means, with respect to any Vehicle, the Certificate with respect to such Vehicle, and any title applications and other documentation necessary to be delivered to the Jurisdiction with respect to such Vehicle in order to perfect the Secured Party’s security interest in such Vehicle.

“Required Release Documents” means, with respect to a Released Vehicle, any document or certificate (including, but not limited to, the Certificate) that Collateral Agent reasonably believes to be necessary in order to have the Secured Party’s Lien released and removed from the relevant Certificate.

“Required Signatures” means, in the case of a Certificate, the signatures, and notarial acknowledgements if applicable, to any Required Perfection Documents or any Required Release Documents that Collateral Agent reasonably believes to be necessary in order to have such Certificate processed by the relevant Jurisdiction to reflect the perfection of, or release of, the Secured Party’s Lien. Where allowed by the relevant Jurisdiction, the Required Signatures may be in the form of a stamp, or may be the signature of Collateral Agent acting with power of attorney for the Secured Party as provided in Section 6, or Secured Party acting with power of attorney for the Debtors granted under the Indenture or the Security Documents.

“Security Documents” means the Security Documents, as that term is defined in the Indenture.

“Vehicle Collateral” means any Certificates relating to the Vehicles.

2. PERFECTION OF LIENS IN VEHICLES.

(a) Perfection of Current Vehicles.

Collateral Agent hereby represents to Secured Party that on the date hereof, (a) it has possession of (or in Jurisdictions with electronic titles, access to) the Certificates for each of the Vehicles set forth on Schedule A to the Appraisal Certificate that are marked under both Column “[    ]” ([                    ] Received Original Certificate”) and Column “[    ]” (Wells Fargo as Lienholder) thereof with a “Y”, and each such Certificate reflects Secured Party as the first priority lienholder, and (b) it has possession of (or in Jurisdictions with electronic titles, access to) the Certificates for each Vehicle set forth on Schedule A to the Appraisal Certificate that are marked under Column “[    ]” ([    ] Received Original Certificate”) thereof with a “Y” and Column “[    ]” (Wells Fargo as Lienholder) thereof with a “N” or blank, which Certificates do not yet reflect Secured Party as a first priority lienholder. Collateral Agent hereby agrees to prepare all Required Perfection Documents with respect to each of the Certificates described in clause (b) of the immediately preceding sentence and submit all such Required Perfection Documents in accordance with the provisions of Section 2.2. The Company represents that, as of the date hereof, the Certificates and Required Perfection Documents for each of the Vehicles set forth on Schedule A to the Appraisal Certificate that are marked under Column “[    ]” ([    ] Received Copy”) thereof with a “Y” have been submitted to the applicable Jurisdictions, together with the applicable fees required by such Jurisdictions. The Company hereby agrees that upon receipt of the Certificates for the Vehicles described in the immediately preceding sentence following processing by the applicable Jurisdictions, the Company shall promptly deliver such Certificates to the Collateral Agent. Collateral Agent and the Company each hereby represent to Secured Party that as of the date hereof, there are no Vehicles which are subject to certificates of title listed on the Appraisal Certificate for which Collateral Agent has not received an original Certificate (or in Jurisdictions with electronic titles, access to) or for which a Certificate has been submitted to the applicable Jurisdiction for processing to be returned to Collateral Agent.

(b) Perfection of Subsequent Vehicles.

With respect to any Certificates received by Collateral Agent which do not reflect the Secured Party as a first priority lienholder, Collateral Agent shall prepare all Required Perfection Documents with respect thereto and submit all such Required Perfection Documents and required fees via hand delivery or overnight Federal Express to the Jurisdiction with respect to such Certificates within a reasonable and agreed upon timeframe.

3. APPOINTMENT AND AUTHORIZATION OF COLLATERAL AGENT; DUTIES OF COLLATERAL AGENT.

(a) Appointment and Authorization.

Secured Party hereby designates and appoints                      to act as Collateral Agent under this Agreement with respect to the Vehicle Collateral. Secured Party hereby authorizes the Collateral Agent, and Collateral Agent hereby agrees, (a) to take custody of the Certificates, (b) perform any such administrative duties and obligations with respect to the Vehicles and the Certificates as expressly delegated to the Collateral Agent in this Agreement, and (c) to otherwise deal with the Vehicle Collateral as expressly requested by Secured Party in writing. The parties hereto acknowledge and agree that in providing agent services hereunder, the Collateral Agent is acting as an independent contractor, and not as a fiduciary of any other party hereto.

(b) Certificates.

(i)	Custody of Certificates.

All processed Certificates received by Collateral Agent following processing by a Jurisdiction, shall be maintained by Collateral Agent in a segregated, fireproof location throughout the term of this Agreement, subject only to the processing or release thereof pursuant to the terms of Section 3.2.2 of this Agreement, or the delivery thereof upon the express written instructions of Secured Party pursuant to the terms of Sections 8.1 and 8.2 of this Agreement.

(ii)	Releases.

The Collateral Agent agrees that within two (2) Business Days of receipt of a notice from an authorized officer of the Secured Party instructing Collateral Agent to release the Secured

Party’s Lien from the Certificates respecting one or more Vehicles (a “Release Designation”), Collateral Agent shall: (i) prepare, in form ready for execution by each necessary party, all necessary Certificates or associated lien documents with the appropriate Required Signatures, and (ii) deliver each Certificate or associated lien document designated for release together with the appropriate signature for release to the party identified by Secured Party in such designation or, if there is no such party, to the Company. Notwithstanding the foregoing, in the event the Collateral Agent receives instructions from any Secured Party to release more than five hundred (500) titles, the Collateral Agent shall have an additional two (2) Business Days to comply with this Section 3.2.2 for each additional set of five hundred (500) titles.

(c) Records; Reports.

On a monthly basis, on the first business day of each month, the Collateral Agent shall deliver to Secured Party and to the Company an update to Schedule A to the Appraisal Certificate showing the status of each Certificate listed therein. In addition, the Collateral Agent shall provide to Secured Party and to the Company (at the Company’s expense) such other information relating to the Certificates, the Vehicles and the performance of the Collateral Agent’s duties as such persons may reasonably request from time to time, but Collateral Agent shall not be required to provide any such other requested information that is not already within its possession or knowledge.

4. ACCESS TO AND REVIEW OF CERTIFICATES.

Secured Party shall have the right, from time to time during Collateral Agent’s normal business hours, upon two (2) days prior written notice, to visit the premises of Collateral Agent and to make on-site audits, to review the Certificates and the Collateral Agent’s records relating thereto, and to make notes and copies (at the Company’s expense) of the same, solely for the purpose of verifying Collateral Agent’s compliance with its obligations under this Agreement. Any such audit and review conducted by Secured Party shall be conducted in such a way so as to not unreasonably interfere with Collateral Agent’s operations. The entity conducting the audit or review shall execute a written non-disclosure agreement with Collateral Agent before conducting any such audit or review at Collateral Agent’s premises whereby that entity agrees not to disclose any information learned in the audit or review to any third party, nor to use any such information except for the limited purpose of verifying Collateral Agent’s compliance with its obligations under this Agreement. Prior to the occurrence of an Event of Default under the Indenture or under this Agreement, such visits shall not occur more frequently than four times annually.

5. FEES AND CHARGES.

The Company is responsible for the fees and charges set forth on Schedule I and Schedule II attached hereto. Such fees and charges set forth on Schedule I shall be paid in the following manner: (i) title storage fees will be paid annually from the date of receipt of the title; and (ii) title maintenance fees will be paid transactionally as services are rendered, and may be modified upon thirty (30) days written notice. Such fees and charges set forth on Schedule II shall be paid to the Collateral Agent in the following manner: (i) one half (1/2) of the estimated fees will be paid to the Collateral Agent prior to delivery of the Certificates to the offices of the appropriate Jurisdiction; and (ii) the remainder will be billed monthly as receipts are issued and delivered to the Collateral Agent by the offices of the appropriate Jurisdiction. If, and to the extent that, the Company fails to pay any amount payable under this Agreement, the Secured Party shall make such payments (which shall be charged to the Company and become part of the Obligations under the Indenture). All fees and charges are non-refundable.

6. POWER OF ATTORNEY.

As outlined in Exhibit A, and subject in all instances to the terms and conditions of this Agreement, each of the Company and the Secured Party hereby appoints the Collateral Agent as its attorney in fact to sign, on its behalf, any Required Perfection Documents and any Required Release Documents including but not limited to the Certificates. This power, coupled with an interest, is irrevocable so long as this Agreement remains in effect. On the date hereof the Secured Party shall, and the Company shall cause each Debtor to, execute and deliver to the Collateral Agent a power of attorney (each a “Power of Attorney” substantially in the form attached hereto as Exhibit A.

7. INDEMNIFICATION, LIMITATION OF LIABILITY.

(a) The Company agrees to pay, indemnify, defend, and hold Secured Party and Collateral Agent and each of their officers, directors, employees, affiliates, counsel, agents, and attorneys-in-fact (each an “Indemnified Person”) harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorney’s fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them in connection with or as a result of or related to the execution, delivery, enforcement, performance, and administration of this Agreement, the transactions contemplated herein, or any act, omission, event or circumstance in any manner related thereto (all of the foregoing, collectively, the “Indemnified Liabilities”). The undertaking in this Section 7.1 shall survive the payment of all Obligations (as defined in the Indenture) to the Secured Party and the resignation or replacement of the Collateral Agent after the date of such termination, resignation or replacement.

(b) LIMITATION OF LIABILITY. IN NO EVENT SHALL COLLATERAL AGENT, SECURED PARTY OR ANY OTHER INDEMNIFIED PERSON BE LIABLE TO THE COMPANY FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES (INCLUDING WITHOUT LIMITATION ANY SUCH DAMAGES RESULTING FROM LOSS OF A LIEN OR THE PRIORITY THEREOF, OR LOST BUSINESS OPPORTUNITY OR LOST PROFITS), INCURRED IN CONNECTION WITH OR AS A RESULT OF OR RELATED TO THE EXECUTION, DELIVERY, ENFORCEMENT, PERFORMANCE, AND ADMINISTRATION OF THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREIN, ANY ACT, OMISSION, EVENT OR CIRCUMSTANCE IN ANY MANNER RELATED THERETO.

8. TERMINATION; REMOVAL OR RESIGNATION OF COLLATERAL AGENT.

(a) Termination. Unless otherwise earlier terminated as provided in Section 8.2, this Agreement shall terminate upon the Collateral Agent’s receipt of written notice from Secured

Party confirming that all Obligations (as defined in the Indenture) have been repaid in full (the “Termination Date”). Upon receipt of such notice, Collateral Agent shall, upon the request of the Company, execute all Required Release Documents and deliver the Certificates to the Company or its designee. If the Company fails to pay for Collateral Agent’s expenses associated with executing all Required Release Documents and delivery of the Certificates to the Company or its designee, such fees shall promptly be paid to Collateral Agent by the Secured Party so long as the Secured Party has received an invoice therefor before delivery of the Certificates to the Company.

(b) Removal; Resignation. Secured Party shall have the right to remove Collateral Agent at any time by giving written notice of such termination to Collateral Agent and the Company. Collateral Agent may resign at any time by giving at least ninety (90) days’ advance written notice of such resignation to Secured Party and the Company; provided, however, that, if such resignation occurs prior to the receipt of a notice of termination as provided in Section 8.1 above, for any reason other than the inability of the Collateral Agent to continue to act in such capacity as a result of a change in law after the date hereof (as specified in a written opinion of counsel reasonably acceptable to Secured Party) or the non-payment of the fees and charges payable to Collateral Agent pursuant to Section 5 of this Agreement, no removal or resignation shall be effective until a successor collateral agent is appointed by the Secured Party and the removed or resigning Collateral Agent shall have caused each Certificate to be delivered to such successor together with all documents and certificates necessary, completed as necessary, in order for the successor collateral agent to perform its role hereunder. Upon the effectiveness of such removal or resignation, such successor collateral agent shall succeed to all of the rights, powers, and duties hereunder of its predecessor, and the predecessor Collateral Agent’s rights, powers and duties hereunder shall be terminated.

(c) Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Debtor for liquidation or reorganization, should any Debtor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Debtor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

9. MISCELLANEOUS

(a) Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding that body of law relating to choice of laws.

(b) Notice. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration, or other communication shall or may be given to or served upon any of the parties hereto, or whenever any of the parties desires to give or serve upon the other communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration, or other communication shall be in writing and shall be delivered by hand or by a recognized overnight mail service, addressed as follows:

If to Collateral Agent: at	[ ] Attn: [ ] Phone: [ ] Fax: [ ]

With Copies to:	[ ] Attn: [ ]

If to Secured Party: at	Wilmington Savings Fund Society, FSB, as Collateral Agent 500 Delaware Avenue Wilmington, DE 19801 Attention: Corporate Trust

If to the Company, at:	c/o Nuverra Environmental Solutions, Inc. 14624 North Scottsdale Road Suite 300 Scottsdale, Arizona 85254

or at such other address as may be substituted by notice given as herein provided.

Giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly served, given or delivered upon (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or, when delivered, if hand-delivered by messenger.

(c) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(d) Complete Agreement. This Agreement constitutes the complete agreement and understanding of each of the parties hereto, and supersedes all prior or contemporaneous oral and written negotiations, agreements and understandings, express or implied, with respect to the subject matter hereof

(e) Amendment. This Agreement may be amended, modified, or waived only in a writing signed by Secured Party and Collateral Agent.

(f) Counterparts. This Agreement may be executed in any number of counterparts, and by the parties each in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same Agreement. In proving this Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

(g) Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first herein above set forth.

COLLATERAL AGENT:	SECURED PARTY:

COLLATERAL AGENT:	SECURED PARTY:

[ ]	WILMINGTON SAVINGS FUND SOCIETY, FSB

By:	By:
Its:	Its:

COMPANY:

[ ].

By:
Its:

Collateral Agency Agreement

[SIGNATURE PAGE TO CUSTODIAL AGREEMENT]

EXHIBIT A

POWER OF ATTORNEY FOR MOTOR VEHICLE FILINGS

KNOW ALL MEN BY THESE PRESENTS THAT

(hereinafter referred to as the “Principal”), a [corporation] [limited liability company] with its principal place of business at the address last set forth below, authorizes [                    ], a [                    ] with offices at [                    ], to act as its attorney-in-fact for the limited purpose of preparing, executing and filing in the Principal’s name any original title applications and other such motor vehicle lien forms (hereinafter referred to collectively as (“Motor Vehicle Forms”) as the Principal may request. This Power of Attorney will remain in full force and effect until due notice of its revocation is given by the Principal to the Attorney by registered mail.

IN WITNESS WHEREOF, the Principal has caused this instrument to be executed by a duly authorized representative as of the date set forth below.

Principal (legal name and address):

By:
Name:
Title:
Date:

Sworn to and subscribed before me on this day of .

NOTARY PUBLIC

My Commission Expires:

10

Schedule I

All of the following fees are charged per title:

[                    ]

11

Schedule II

(Cost Estimate)

[                    ]

12